SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 26, 2000
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                             THE ADVEST GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


      Delaware                       1-8408                 06-0950444
      --------                       ------                 ----------
(State or other juris-               (Commission            (IRS employer
diction of incorporation)            file number)           identification no.)


            90 State House Square, Hartford, CT                   06103
            ------------------------------------                  -----
            (Address of principal executive offices)        (Zip code)



       Registrant's telephone number, including area code: (860) 509-1000
                                                           --------------


                                    No change
                                    ---------
          (Former name or former address, if changed since last report)


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Exhibit Index on Page 3

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ITEM 5.  OTHER EVENTS.

On October 26, 2000, The Advest Group, Inc. issued a news release reporting fourth quarter and fiscal year results.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits:

99          News release dated October 26, 2000


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE ADVEST GROUP, INC.


Date: October 27, 2000                    By: /s/ MARTIN M. LILIENTHAL
                                              ------------------------
                                                  Martin M. Lilienthal
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX


NUMBER            EXHIBIT

99          News release, dated October 26, 2000


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